UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 6, 2023
THE TIMKEN COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 1-1169

Ohio		34-0577130
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4500 Mount Pleasant Street NW
North Canton	Ohio	44720-5450
(Address of principal executive offices)		(Zip Code)

234.262.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
The Timken Company (the “Company”) has implemented a change to its management structure and now operates under two new segments: Engineered Bearings and Industrial Motion. Beginning with the first quarter of 2023, the Company will report its financial results utilizing these two segments.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are the following financial schedules, which contain unaudited financial information presented as if the Company had reported its results utilizing the two new segments during the respective periods:

•Segment Sales and EBITDA for 2022 (quarterly and annual),
•Segment Sales and EBITDA for 2018 through 2021 (annual only),
•Reconciliation for Adjusted Segment EBITDA and margin for 2022 (quarterly and annual), and
•Reconciliation for Adjusted Segment EBITDA and margin for 2018 through 2021 (annual only).

The financial schedules are being furnished as additional information that the Company believes may be useful to investors. There are no changes to unallocated corporate expense or consolidated EBITDA for any of the periods presented as a result of the change in segments.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

        (d) Exhibits

Exhibit No.	Description
99.1	Segment Financial Information for The Timken Company dated April 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ Philip D. Fracassa
Philip D. Fracassa
Executive Vice President and Chief Financial Officer
Date: April 6, 2023

EXHIBIT INDEX

Exhibit No.	Description
99.1	Segment Financial Information for The Timken Company dated April 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)